MUNIVEST
NEW JERSEY
FUND, INC.




FUND LOGO




Annual Report

October 31, 1999




This report, including the financial information herein, is transmitted to the shareholders of MuniVest New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniVest
New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MUNIVEST NEW JERSEY FUND, INC.



The Benefits and
Risks of
Leveraging

MuniVest New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniVest New Jersey Fund, Inc., October 31, 1999


DEAR SHAREHOLDER

For the year ended October 31, 1999, the Common Stock of MuniVest New Jersey Fund, Inc. earned $0.780 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 6.22%, based on a month-end per share net asset value of $12.55. Over the same period, the total investment return on the Fund's Common Stock was -9.70%, based on a change in per share net asset value from $14.72 to $12.55, and assuming reinvestment of $0.782 per share income dividends.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -10.88%, based on a change in per share net asset value from $14.52 to $12.55, and assuming reinvestment of $0.392 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.11%.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, at October month-end, economic indicators were released suggesting that, despite strong economic and employment growth in the third quarter, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to end the six-month period at approximately 6.15%. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose nearly 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At October 31, 1999, long-term uninsured muni-cipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board in November. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


In Conclusion
On September 21, 1999, MuniVest New Jersey Fund, Inc.'s Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield New Jersey Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield New Jersey Fund, Inc. These funds are registered, non-diversified, closed-end management investment companies. Both entities have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your investment in MuniVest New Jersey Fund, Inc.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



December 8, 1999



MuniVest New Jersey Fund, Inc., October 31, 1999


PROXY RESULTS
During the six-month period ended October 31, 1999, MuniVest New
Jersey Fund, Inc.'s Common Stock shareholders voted on the following proposal. Proposal 1 was approved at a shareholders' meeting on May
27, 1999. A description of the proposal and number of shares voted are as follows:

                                                                                 Shares Voted     Shares Voted    Shares Voted
                                                                                     For            Against         Abstain
1. To approve an amendment to the Articles Supplementary of the Fund.              2,811,982        144,974         106,336

During the six-month period ended October 31, 1999, MuniVest New
Jersey Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. Proposal 1 was approved at a shareholders'
meeting on May 27, 1999. A description of the proposal and number of shares voted are as follows:
                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain

1. To approve an amendment to the Articles Supplementary of the Fund.                  963             6               24


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest New Jersey Fund, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    71.0%
AA/Aa                                      12.0
BBB/Baa                                     8.8
BB/Ba                                       3.2
NR (Not Rated)                              2.0
Other++                                     1.7

[FN]
++Temporary investments in short-term municipal securities.



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniVest New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
RIB      Residual Interests Bonds
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes



MuniVest New Jersey Fund, Inc., October 31, 1999


SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
                S&P       Moody's   Face                                                                             Value
STATE           Ratings   Ratings  Amount   Issue                                                                  (Note 1a)
New             AAA       Aaa     $ 2,500   Camden County, New Jersey, Improvement Authority, Lease
Jersey--98.7%                               Revenue Bonds (County Guaranteed), 6.15% due 10/01/2004 (d)(e)         $  2,705

                AAA       Aaa       1,000   Camden County, New Jersey, Municipal Utilities Authority, Sewer
                                            Revenue Refunding Bonds, 5.20% due 7/15/2015 (b)                            943

                AAA       Aaa       1,715   Cape May County, New Jersey, Industrial Pollution Control Financing
                                            Authority Revenue Bonds (Atlantic City Electric Company Project),
                                            AMT, Series A, 7.20% due 11/01/2029 (d)                                   1,882

                AAA       Aaa       1,000   Carteret, New Jersey, Board of Education COP, Refunding Bonds,
                                            4.75% due 4/15/2019 (d)                                                     860

                AAA       Aaa       1,425   East Orange, New Jersey, Board of Education, COP, 5.32%** due
                                            8/01/2017 (c)                                                               496

                NR*       Aaa       2,875   Hudson County, New Jersey, Improvement Authority, Facility Lease
                                            Revenue Refunding Bonds, RIB, Series 34, 7.005% due 10/01/2024 (b)(f)     2,476

                AAA       NR*         835   Metuchen, New Jersey, School District, GO, UT, 5.15% due 9/15/2019 (b)      766

                AAA       Aaa       1,290   New Jersey Casino Reinvestment Development Authority, Parking Fee
                                            Revenue Bonds, Series A, 5.25% due 10/01/2016 (c)                         1,214

                NR*       NR*         600   New Jersey EDA, Economic Development Revenue Bonds (400 International
                                            Drive Partners), VRDN, 3.30% due 9/01/2005 (g)                              600

                NR*       Aa3       1,500   New Jersey EDA, Economic Development Revenue Refunding Bonds
                                            (Burlington Coat Factory), 6.125% due 9/01/2010                           1,566

                AAA       Aaa       3,900   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                            (NUI Corporation Project), Series A, 6.35% due 10/01/2022 (a)             4,014

                                            New Jersey EDA, Revenue Bonds:
                AAA       Aaa       2,400    (Educational Testing Service), Series B, 6.25% due 5/15/2005
                                             (d)(e)                                                                   2,607
                NR*       Aaa       7,385    (Saint Barnabas), Series A, 5.53%** due 7/01/2022 (d)                    1,866
                AAA       Aaa       5,250    (Transportation Project), Sub-Lease, Series B, 5.75% due
                                             5/01/2010 (c)                                                            5,469

                                            New Jersey EDA, Revenue Refunding Bonds (First Mortgage):
                BBB-      NR*       2,000    (Fellowship Village), Series A, 5.50% due 1/01/2025                      1,728
                NR*       NR*       1,250    (Franciscan Oaks Project), 5.70% due 10/01/2017                          1,093
                NR*       NR*       1,250    (Franciscan Oaks Project), 5.75% due 10/01/2023                          1,064

                NR*       Aa3       4,500   New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds
                                            (Garden State Paper Company), 7.125% due 4/01/2022                        4,784

                BB        Ba2       4,000   New Jersey EDA, Special Facility Revenue Bonds (Continental
                                            Airlines Inc. Project), AMT, 5.50% due 4/01/2028                          3,380

                AAA       Aaa       2,000   New Jersey EDA, Water Facilities Revenue Bonds (American Water
                                            Company Inc. Project), AMT, 6% due 5/01/2036 (b)                          1,994

                                            New Jersey EDA, Water Facilities Revenue Bonds, RITR, AMT (f):
                AAA       Aaa       2,855    Series 34, 6.62% due 5/01/2032 (b)                                       2,330
                AAA       Aaa       1,500    Series 35, 6.304% due 2/01/2038 (d)                                      1,185

                A1+       VMIG1++   1,200   New Jersey EDA, Water Facilities Revenue Refunding Bonds (United
                                            Water New Jersey Inc. Project), VRDN, Series B, 3.45% due
                                            11/01/2025 (a)(g)                                                         1,200

                NR*       Baa1      4,200   New Jersey Health Care Facilities Financing Authority Revenue
                                            Bonds (Southern Ocean County Hospital), Series A, 6.25% due
                                            7/01/2023                                                                 3,984

                                            New Jersey Health Care Facilities Financing Authority, Revenue
                                            Refunding Bonds:
                BBB+      NR*       2,000    (Holy Name Hospital), 6% due 7/01/2025                                   1,864
                AAA       Aaa       2,845    (Jersey Shore Medical Center), 6.75% due 7/01/2004 (a)(e)                3,131
                AAA       NR*       2,155    (Jersey Shore Medical Center), 6.75% due 7/01/2019 (a)                   2,331
                AAA       Aaa       2,945    (Meridan Health System Obligation Group), 5.25% due 7/01/2029 (c)        2,629
                AAA       Aaa       1,000    (Monmouth Medical Center), Series C, 6.25% due 7/01/2004 (c)(e)          1,082
                AAA       Aaa       2,000    (Saint Barnabas Health Center), Series B, 4.75% due 7/01/2028 (d)        1,641
                AAA       Aaa       1,700    (Saint Barnabas Hospital), Series B, 5.04%** due 7/01/2018 (d)             549
                AAA       Aaa       1,970    (Saint Barnabas Hospital), Series B, 5.04%** due 7/01/2020 (d)             560
                AAA       Aaa       2,365    (Saint Barnabas Hospital), Series B, 5.04%** due 7/01/2021 (d)             631
                AAA       Aaa       5,500    (Saint Barnabas Hospital), Series B, 5.05%** due 7/01/2023 (d)           1,296
                BBB       Baa2      2,075    (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027            1,873
                AAA       Aaa       2,300    (Virtua Health Issue), 4.75% due 7/01/2018 (c)                           1,975

                                            New Jersey Sports and Exposition Authority, Convention Center,
                                            Luxury Tax Revenue Refunding Bonds (d):
                AAA       Aaa       1,325    5% due 9/01/2015                                                         1,219
                AAA       Aaa       2,205    5% due 9/01/2019                                                         1,968

                                            New Jersey State Educational Facilities Authority, Revenue Refunding
                                            Bonds:
                AA+       Aaa       1,000    (Institute for Advanced Study), Series F, 5% due 7/01/2018                 903
                AAA       Aaa       2,225    (Ramapo College), Series G, 4.625% due 7/01/2022 (a)                     1,856

                AA+       Aa1       2,400   New Jersey State, GO, Refunding, Series F, 5.50% due 8/01/2011            2,450

                NR*       Aaa       2,675   New Jersey State Higher Education Assistance Authority, Student Loan
                                            Revenue Bonds, RIB, AMT, Series 18, 6.775% due 6/01/2017 (a)(f)           2,341

                AAA       Aaa       2,700   New Jersey State Housing and Mortgage Finance Agency Revenue Bonds,
                                            Home Buyer, AMT, Series M, 7% due 10/01/2026 (d)                          2,864

                AAA       Aaa       5,150   New Jersey State Transit Corporation, COP, 6.50% due 10/01/2016 (c)       5,469

                AA-       Aa2       1,000   New Jersey State Transportation Trust Fund Authority Revenue Bonds
                                            (Transportation System), Series A, 5.125% due 6/15/2015                     933

                AA-       Aa        1,865   New Jersey Wastewater Treatment Trust Revenue Bonds, Series A,
                                            6.50% due 4/01/2004 (e)                                                   2,030

                AAA       Aaa       5,000   Passaic Valley, New Jersey, Sewer Commissioner's Revenue Refunding
                                            Bonds (Sewer System), Series D, 5.875% due 12/01/2022 (a)                 5,007

                AA-       A1        1,000   Port Authority of New York and New Jersey, Consolidated Revenue
                                            Bonds, 93rd Series, 6.125% due 6/01/2094                                  1,024

                AAA       Aaa       2,500   Port Authority of New York and New Jersey, Special Obligation
                                            Revenue Bonds (JFK International Air Terminal Project), AMT,
                                            Series 6, 5.75% due 12/01/2022 (d)                                        2,428

                AAA       Aaa       3,500   South Jersey Transportation Authority, New Jersey, Transportation
                                            System Revenue Refunding Bonds, 5% due 11/01/2029 (a)                     3,020

                AAA       Aaa       2,500   West Windsor-Plainsboro, New Jersey, Regional School District, GO,
                                            Refunding, 4.75% due 9/15/2024 (b)                                        2,104

                Total Investments (Cost--$110,209)--98.7%                                                           105,384

                Other Assets Less Liabilities--1.3%                                                                   1,413
                                                                                                                   --------
                Net Assets--100.0%                                                                                 $106,797
                                                                                                                   ========

             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)Prerefunded.
             (f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
             (g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
               *Not Rated.
              **Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
              ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Ernst & Young LLP

              See Notes to Financial Statements.


MuniVest New Jersey Fund, Inc., October 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1999
Assets:             Investments, at value (identified cost--$110,208,794) (Note 1a)                         $105,384,272
                    Cash                                                                                          47,929
                    Interest receivable                                                                        1,562,259
                    Prepaid expenses and other assets                                                             16,180
                                                                                                            ------------
                    Total assets                                                                             107,010,640
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1e)                                  $    102,660
                      Investment adviser (Note 2)                                                51,856          154,516
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        59,550
                                                                                                            ------------
                    Total liabilities                                                                            214,066
                                                                                                            ------------

Net Assets:         Net assets                                                                              $106,796,574
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (1,500 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 37,500,000
                      Common Stock, par value $.10 per share (5,519,681 shares
                      issued and outstanding)                                              $    551,968
                    Paid-in capital in excess of par                                         76,836,982
                    Undistributed investment income--net                                        516,172
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (3,784,026)
                    Unrealized depreciation on investments--net                              (4,824,522)
                                                                                           ------------
                    Total--Equivalent to $12.55 net asset value per share of
                    Common Stock (market price--$11.375)                                                      69,296,574
                                                                                                            ------------
                    Total capital                                                                           $106,796,574
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1999
Investment          Interest and amortization of premium and discount earned                                $  6,421,013
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    575,570
                    Commission fees (Note 4)                                                     95,145
                    Professional fees                                                            90,145
                    Transfer agent fees                                                          57,950
                    Accounting services (Note 2)                                                 48,205
                    Directors' fees and expenses                                                 28,729
                    Printing and shareholder reports                                             21,067
                    Listing fees                                                                 16,221
                    Custodian fees                                                                9,547
                    Pricing fees                                                                  8,031
                    Other                                                                        17,168
                                                                                           ------------
                    Total expenses                                                                               967,778
                                                                                                            ------------
                    Investment income--net                                                                     5,453,235
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            795,435
Unrealized          Change in unrealized appreciation/depreciation on investments--net                       (12,783,789)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                    $ (6,535,119)
(Notes 1b,                                                                                                  ============
1d & 3):
                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Year Ended
                                                                                                  October 31,
                    Increase (Decrease) in Net Assets:                                         1999             1998
Operations:         Investment income--net                                                 $  5,453,235     $  5,584,804
                    Realized gain on investments--net                                           795,435        2,170,081
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (12,783,789)         743,792
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               (6,535,119)       8,498,677
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (4,312,428)      (4,239,104)
(Note 1e):            Preferred Stock                                                        (1,131,705)      (1,290,390)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (5,444,133)      (5,529,494)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders
Transactions        in reinvestment of dividends                                                213,679          105,388
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (11,765,573)       3,074,571
                    Beginning of year                                                       118,562,147      115,487,576
                                                                                           ------------     ------------
                    End of year*                                                           $106,796,574     $118,562,147
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    516,172     $    507,070
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniVest New Jersey Fund, Inc., October 31, 1999

FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996        1995
Per Share           Net asset value, beginning of year                $  14.72   $  14.18  $  13.78  $  13.76   $  12.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .99       1.01      1.00      1.01       1.02
                    Realized and unrealized gain (loss) on
                    investments--net                                     (2.17)       .53       .40       .01       1.58
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (1.18)      1.54      1.40      1.02       2.60
                                                                      --------   --------  --------  --------   --------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                              (.78)      (.77)     (.78)     (.78)      (.76)
                                                                      --------   --------  --------  --------   --------
                    Total dividends to Common Stock shareholders          (.78)      (.77)     (.78)     (.78)      (.76)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                            (.21)      (.23)     (.22)     (.22)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.21)      (.23)     (.22)     (.22)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  12.55   $  14.72  $  14.18  $  13.78   $  13.76
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 11.375   $ 14.875  $  13.25  $  12.25   $  12.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                    (19.00%)    18.56%    14.78%     8.67%     26.66%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                  (9.70%)     9.63%     9.19%     6.61%     20.74%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses**                                     1.24%      1.20%     1.23%     1.21%      1.28%
Average Net                                                           ========   ========  ========  ========   ========
Assets of           Total investment income--net**                       7.00%      7.11%     7.11%     7.31%      7.93%
Common Stock:                                                         ========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                         1.45%      1.64%     1.56%     1.62%      2.01%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         5.55%      5.47%     5.55%     5.69%      5.92%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses                                        .84%       .81%      .83%      .81%       .84%
Total Average                                                         ========   ========  ========  ========   ========
Net Assets:**++     Total investment income--net                         4.73%      4.78%     4.82%     4.87%      5.20%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders            3.03%      3.44%     3.22%     3.27%      3.82%
Average Net                                                           ========   ========  ========  ========   ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of
Data:               year (in thousands)                               $ 69,297   $ 81,062  $ 77,988  $ 75,775   $ 75,657
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $ 37,500   $ 37,500  $ 37,500  $ 37,500   $ 37,500
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  44.23%     54.73%    39.77%    99.56%     62.45%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,848   $  3,162  $  3,080  $  3,021   $  3,018
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    754   $    860  $    805  $    818   $    955
Per Share                                                             ========   ========  ========  ========   ========
On Preferred
Stock
Outstanding:

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Includes Common and Preferred Stock average net assets.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniVest New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


MuniVest New Jersey Fund, Inc., October 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $51,543,593 and $48,970,769, respectively.

Net realized gains for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

                                     Realized     Unrealized
                                      Gains         Losses

Long-term investments            $    795,435    $(4,824,522)
                                 ------------    -----------
Total                            $    795,435    $(4,824,522)
                                 ============    ===========

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $4,945,763, of which $1,853,929 related to appreciated securities and $6,799,692 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $110,330,035.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 increased by 14,564 and 7,164, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1999 was 3.25%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $39,924 as commissions.


5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $2,596,000, of which $265,000 expires in 2002 and $2,331,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On September 21, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield New Jersey Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield New Jersey Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by FAM.


7. Subsequent Event:
On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniVest New Jersey Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniVest New Jersey Fund, Inc., including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest New Jersey Fund, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


Ernst & Young LLP
MetroPark, New Jersey
December 3, 1999
</AUDIT-REPORT>


MuniVest New Jersey Fund, Inc., October 31, 1999


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



YEAR 2000 ISSUES (unaudited)

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.




OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MVJ